SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

                Date of Report (Date of earliest event reported):
                                February 25, 2002

                        HOME PROPERTIES OF NEW YORK, INC.
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             (Exact name of registrant as specified in its charter)

       Delaware                 1-13136                      16-1455126
       --------                 ---------                    ----------
    (State or other            (Commission                  (IRS Employer
     jurisdiction of            File Number)                Identification No.)
    incorporation)


                  850 Clinton Square, Rochester, New York 14604
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               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:

                                  (585)546-4900

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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ITEM  5.          OTHER EVENTS

         On February 25, 2002, Home Properties of New York, Inc. ("Home Properties" or "Registrant")and Home Properties of New York L.P. (the "Operating Partnership") entered into an underwriting agreement with Salomon Smith Barney Inc. (the "Underwriter") pursuant to which the Underwriter will purchase 398,230 shares of the common stock, par value $.01, of Home Properties (the "Common Stock") at a price per share of $31.01, resulting in aggregate proceeds to Home Properties of $12,349,112 before expenses payable by Home Properties which are estimated to be $30,000. The Underwriter has informed Home Properties that it intends to deposit the Common Stock, with the common stock of other entities, into The Equity Focus Trusts-REIT Portfolio Series, 2002-A. A copy of the Underwriting Agreement is attached as an exhibit hereto.

         In addition, on February 25, 2002, Home Properties and the Operating Partnership entered into a placement agency agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch(the "Placement Agent") pursuant to which the Placement Agent will use its reasonable best efforts to place 306,372 shares of the Common Stock, at a price of $32.64 per share, with the Cohen & Steers Quality Income Fund, Inc. In connection therewith, Home Properties also entered into a purchase agreement with Cohen & Steers Quality Income Fund, Inc. pursuant to which it will purchase such shares for an aggregate purchase price of $9,999,982.08. Home Properties will pay to the Placement Agent a fee of $512,499 under the placement agency agreement and estimates its expenses in connection with this sale to be approximately $30,000. Copies of the placement agency agreement and the purchase agreement are attached as exhibits hereto.

         On February 27, 2002, Home Properties filed with the Securities and Exchange Commission prospectus supplements with respect to the transactions described above, supplementing its prospectus, dated May 26, 1998, which forms a portion of Home Properties Registration Statement on Form S-3 (No. 333-52601) covering the Common Stock. The exhibits to this Current Report on Form 8-K are filed as exhibits to such Registration Statement.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         a.  Financial Statements of Businesses Acquired.
             None


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                                - 3 -

         b.  Pro Forma Financial Information.
             None.
         c.  Exhibits

Exhibit 1 Underwriting Agreement, dated February 25, 2002, between Home Properties, the Operating Partnership and Salomon Smith Barney Inc.

Exhibit 5 Opinion of Nixon Peabody LLP as to the legality of the Common Stock to be issued

Exhibit 10.1 Placement Agency Agreement, dated February 25, 2002, between Home Properties, the Operating Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated

Exhibit 10.2       Purchase Agreement, dated February 25, 2002, between
                   Home Properties and Cohen & Steers Quality Income Fund, Inc.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 27, 2002

                                              Home Properties of New York, Inc.


                                              By:  /s/ Ann M. McCormick
                                                   ----------------------
                                                    Senior Vice President